SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

        Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 14, 2002

Thomas Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)
0-22010 (Commission File Number)	72-0843540 (I.R.S. Employer Identification No.)
5221 N. O'Connor Blvd., Suite 500
Irving, Texas (Address of Principal Executive Offices)	75039 (Zip Code)

        (972) 869-3400
(Registrant's Telephone Number, Including Area Code)

        N/A
(Former Name or Former Address, if Changed Since Last Report)

        The Index to Exhibits is on Page 4 of 5

Item 9. Regulation FD Disclosure.

        On August 14, 2002, Thomas Group, Inc. (the "Company") submitted to the SEC its Quarterly Report on Form 10-Q for the period ended June 30, 2002 (the "Report"). Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Report was accompanied by the written statement of each of the Principal Executive Officer, John R. Hamman, and Principal Financial Officer, James T. Taylor, of the Company. Copies of each of these statements are attached hereto as Exhibits 99.1 and 99.2.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      Thomas Group, Inc.
                      (Registrant)

Date: August 14, 2002
By: /s/ John R. Hamann John R. Hamann, President & Chief Executive Officer

Index to Exhibits

Exhibit Number	Description	Sequential Page Number
99.1	Certification of Principal Executive Officer, dated August 14, 2002, pursuant to 18 U.S.C. Section 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002	5
99.2	Certification of Principal Financial Officer, dated August 14, 2002, pursuant to 18 U.S.C. Section 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002	6